EXHIBIT 99.4
                                 ------------

                           The Assignment Agreement

                             ASSIGNMENT AGREEMENT


         ASSIGNMENT AGREEMENT, dated as of January 30, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC1, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of January 30, 2006, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, effective as of January 30, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of January 26, 2006, whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXCW061C1 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

         WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

         WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

         WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption. Effective as of and from January 30, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

         2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Upfront Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

         3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

         4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

         5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

         6. Representations. Each party hereby represents and warrants to the other parties as follows:

         (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

         (b) It has the power to execute and deliver this Assignment Agreement; and

         (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

         As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

         7. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

         8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transactions, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Leon Daniels, Jr., with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWALT, Series 2006-OC1 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

         Address:     383 Madison Avenue, New York, New York 10179
         Attention:   DPC Manager - 36th Floor
         Telex No.    212-272-5823

         copy to:     One Metrotech Center North, Brooklyn, New York, 11201
         Attention:   Derivative Operations - 7th Floor
         Telex No:    212-272-1634

         such other address as may be hereafter furnished in writing to Assignor and Assignee.

         10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

         The Bank of New York
         New York, NY
         ABA # 021-000-018
         GLA # 111-565
         For Further Credit:  TAS A/C 530045
         Attn: Ann Marie Cassano 212-815-8318
         Fax:  212-815-3986

         11. Optional Termination.

         (a)      Upon the occurrence of an Optional Termination pursuant to
                  Section 9.01 of the Pooling and Servicing Agreement dated as of January 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement"), the Confirmation shall be amended as follows:

                  (1) the definition of Notional Amount in the Confirmation shall be deleted in its entirety and replaced with the following:

                  "With respect to each Calculation Period the amount set forth for such period in Schedule A attached hereto multiplied by a factor. The factor will be set at the time of the Optional Termination to be the quotient of (i) the Notional Amount immediately prior to the Optional Termination (which for avoidance of doubt was the lesser of (a) the amount set forth for such period in Schedule A attached hereto) and (b) the aggregate Class Certificate Balance of the Class 1-A-1 Certificates, Class 1-A-2 Certificates, Class 2-A-1 Certificates, Class 2-A-2 Certificates, Class 2-A-3A Certificates, Class 2-A-3B Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates immediately prior to the Optional Termination) divided by (ii) the corresponding amount set forth for such period in Schedule A attached hereto."

                  (2) Notwithstanding anything to the contrary in the Confirmation, the Confirmation shall supplement, form part of, and be subject to an ISDA Master Agreement in a form as agreed to in writing by the parties hereto.

                  (3) Section 5 of the Confirmation shall be deleted in its entirety.

         (b)      Upon the occurrence of an Optional Termination pursuant to
                  Section 9.01 of the Pooling and Servicing Agreement, The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2006-OC1 (the "Swap Contract Administrator"), pursuant to a Swap Contract Administration Agreement, hereby assigns all of its rights and delegates all of its duties and obligations to Countrywide Home Loans, Inc., and Countrywide Home Loans, Inc. hereby assumes all of the Swap Contract Administrator's rights, duties, and obligations, under the Assigned Transaction and the Confirmation arising on or after the date on which the Trust Fund (as defined in the Pooling and Servicing Agreement) is terminated pursuant to the terms thereof.

         (c) Effective as of and from the date on which the Trust Fund is terminated pursuant to the terms thereof, Remaining Party and the Swap Contract Administrator hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and the Swap Contract Administrator hereby terminates its rights under and in respect of the Assigned Transaction. Remaining Party hereby consents to the assignment and delegation by the Swap Contract Administrator to Countrywide Home Loans, Inc. of all the rights, duties, and obligations of the Swap Contract Administrator under the Assigned Transaction pursuant to this Assignment Agreement.

         (d) Effective as of and from the date on which the Trust Fund is terminated pursuant to the terms thereof, Remaining Party hereby agrees that Countrywide Home Loans, Inc. may do one of the following with the Swap Contract Administrator's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or about the date on which the Trust Fund is terminated pursuant to the terms thereof:

                  (i) retain such rights, duties, and obligations;

                  (ii) assign all of its rights and delegate all of its duties and obligations to a third party effective upon the receipt of written consent from Remaining Party (in its sole and absolute discretion) to such assignment; or

                  (iii) terminate the Assigned Transaction by giving three Business Days' prior written notice to Remaining Party (the "Optional Termination Date"). On the Optional Termination Date, if any, a termination payment (if any) shall be payable by the applicable party as determined by the Calculation Agent by the application of Section 6(e)(ii) of the Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment. The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions between Countrywide Home Loans, Inc. and Bear Stearns Financial Products Inc. For purposes of the Optional Termination Date, Countrywide Home Loans, Inc. shall be the sole Affected Party.

         (e) If Countrywide Home Loans, Inc. exercises its rights to retain rights, duties, and obligations under the Assigned Transaction pursuant to Section 11(d)(i) of this Assignment Agreement then Bear Stearns Financial Products Inc. has the right to assign all of its rights and delegates all of its duties and obligations under the Assigned Transaction to a subsidiary of The Bear Stearns Companies, Inc. without the consent of Countrywide Home Loans, Inc.


         12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                 COUNTRYWIDE HOME LOANS, INC.



                                 By:  /s/ Ruben Avilez
                                    -------------------------------------------
                                 Name:   Ruben Avilez
                                      -----------------------------------------
                                 Title:  Vice President
                                       ----------------------------------------


                                 THE BANK OF NEW YORK, AS SWAP CONTRACT
                                 ADMINISTRATOR FOR CWALT, INC. ALTERNATIVE
                                 LOAN TRUST, SERIES 2006_OC1



                                 By:  /s/ Maria Tokarz
                                    -------------------------------------------
                                 Name:   Maria Tokarz
                                      -----------------------------------------
                                 Title:  Assistant Treasurer
                                       ----------------------------------------


                                 BEAR STEARNS FINANCIAL PRODUCTS INC.



                                 By:   /s/ F. Scott Herman
                                    -------------------------------------------
                                 Name:   F. Scott Herman
                                      -----------------------------------------
                                 Title:  DPC Manager
                                       ----------------------------------------